8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported): July 16, 2003

Commission file Number: 000-32085

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	36-4392754
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2401 Commerce Drive
Libertyville, Illinois 60048
(Address of Principal Executive Offices and Zip Code)

(847) 680-3515
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     This information is being provided under Item 12.

     On July 16, 2003, the registrant announced its earnings for the quarter ended June 30, 2003. Further details are described in the press release issued by the registrant on July 16, 2003, and filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     99.1    Press Release issued July 16, 2003.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

                        By:      /s/ William J. Davis
                             William J. Davis
                                      Chief Financial Officer

Date: July 16, 2003

S-1

INDEX TO EXHIBITS

Exhibit

Number      Description

99.1            Press Release issued July 16, 2003

E-1